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                             WINTHROP MUTUAL FUNDS
    SUPPLEMENT DATED NOVEMBER 2, 1998 TO PROSPECTUS DATED FEBRUARY 27, 1998

1) For the period November 1, 1998 through October 31, 1999, the adviser of the Winthrop Fixed Income Fund and the Winthrop Municipal Trust Fund has agreed to continue to voluntarily reduce its management fees and reimburse operating expenses by the amount that Total Fund Operating Expenses exceed 1.00% and 1.70% of the average daily net assets of the Class A and Class B shares, respectively, of each Fund. After October 31, 1999, the adviser may, in its sole discretion, determine to discontinue this practice with respect to either Fund.

2) For the period November 1, 1998 through October 31, 1999, the adviser and subadviser of the Winthrop Developing Markets Fund and the Winthrop International Equity Fund have agreed to continue to voluntarily reduce their management fees by the amount that Total Fund Operating Expenses exceed 2.15% and 2.90% of the average daily net assets of the Class A and Class B shares, respectively, of each Fund. After October 31, 1999, the adviser and subadviser may, in their discretion, determine to discontinue this practice with respect to either Fund.

3) For the period November 1, 1998 through October 31, 1999, the adviser of the Winthrop Municipal Money Fund and the Winthrop U.S. Government Money Fund has agreed to reduce its management fees and the adviser or its affiliates have agreed to reimburse operating expenses by the amount that Total Fund Operating Expenses exceed .90% of the average daily net assets of each Fund. After
October 31, 1999, the adviser or its affiliates may, in their discretion, determine to discontinue this practice with respect to either Fund.